Supplement dated February 28, 2018 to your variable annuity Prospectus dated May 1, 2017 for the variable annuity contracts issued by Pacific Life & Annuity Company

Capitalized terms used in this supplement are defined in your Contract Prospectus unless otherwise defined herein.  "We," "us," or "our" refer to Pacific Life & Annuity Company; "you" or "your" refer to the Contract Owner.

This supplement must be preceded or accompanied by the Prospectus for your Contract, as supplemented.

Reorganization of the Long/Short Large-Cap Portfolio and Transfer to the Main Street® Core Portfolio

On January 22, 2018, the Board of Trustees of Pacific Select Fund approved a plan of reorganization for vote by affected Contract Owners. If the reorganization is approved, Long/Short Large-Cap Portfolio fund shares will be transferred to the Main Street® Core Portfolio and the reorganization will take place on or about June 28, 2018 (the “Reorganization Date”). This is only a transaction involving the Long/Short Large Cap Portfolio and the Main Street® Core Portfolio mentioned above and is not a reorganization of your Variable Annuity Contract.

Effective May 1, 2018, the Long/Short Large-Cap Portfolio will be closed to new allocations and only Contract Owners that have Contract Value in the Long/Short Large-Cap Portfolio as of the end of the Business Day on April 30, 2018, may continue to make Purchase Payments, transfers, or withdrawals involving the Long/Short Large-Cap Portfolio. If you have Contract Value in the Long/Short Large-Cap Portfolio and withdraw or transfer out 100% of the Contract Value, you will not be able to re-invest in the Long/Short Large-Cap Portfolio.

For thirty (30) calendar days before the Reorganization Date, if you have Contract Value allocated to the Subaccount investing in the Long/Short Large Cap Portfolio, you may make a one-time transfer of all or a portion of such Contract Value to any other available Subaccount without the transfer counting towards the twenty-five (25) transfers permitted each calendar year. All other transfers are subject to limitations as described in your Contract Prospectus.

On the Reorganization Date, any Contract Value that remains allocated to the Subaccount investing in the Long/Short Large-Cap Portfolio after the close of business will be transferred to the Subaccount investing in the Main Street® Core Portfolio. Such transfers will be based on the applicable Subaccount Unit values, and the relative net asset values of the Long/Short Large-Cap Portfolio and the Main Street® Core Portfolio, as of the close of business on the Reorganization Date. You will not incur any tax liability because of the reorganization and your Contract Value immediately before the reorganization will be equal to your Contract Value immediately after the reorganization. The reorganization transactions will not be treated as transfers that count toward the number of transfers that may be made in a given calendar year.

After the Reorganization Date, the Long/Short Large-Cap Portfolio Subaccount will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the Long/Short Large-Cap Portfolio Subaccount will be deemed an instruction for the Main Street® Core Portfolio Subaccount. This includes, but is not limited to, instructions for Purchase Payment allocations, partial withdrawals, and transfer instructions (including instructions under any systematic transfer option). During the thirty (30) calendar day period after the Reorganization Date, you may make a one-time transfer out of the Main Street® Core Portfolio Subaccount without the transfer counting towards the transfer limitations described in your Contract Prospectus. All other transfers are subject to limitations as described in your Contract Prospectus.

Please work with your financial advisor to determine if your existing allocation instructions should be changed before or after the Reorganization Date. You may submit a transfer request to us electronically by signing into your account at www.PacificLife.com, by telephone at (800) 748-6907, or by using any other means described in the Contract Prospectus. Please see ADDITIONAL INFORMATION – Inquiries and Submitting Forms and Requests in the Contract Prospectus for details.

Any references to the Long/Short Large-Cap Portfolio are deleted from the Contract Prospectus after the Reorganization Date.

Form No. NYSUP0218